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                                                                   EXHIBIT 10.12

                                                                         FORM OF


                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (this "AGREEMENT") dated the ____ day of _______, _____, by and between BioNumerik Pharmaceuticals, Inc., a Texas corporation (the "COMPANY"), and ____________, an individual ("INDEMNITEE").

                                    RECITALS

      A. Competent and experienced persons are reluctant to serve or to continue to serve as directors and officers of corporations or in other capacities unless they are provided with adequate protection through insurance or indemnification (or both) against claims against them arising out of their service and activities on behalf of the corporation.

      B. The current uncertainties relating to the availability of adequate insurance have increased the difficulty for corporations of attracting and retaining competent and experienced persons to serve in such capacity.

      C. The Board of Directors of the Company (the "BOARD OF DIRECTORS") has determined that the continuation of present trends in litigation will make it more difficult to attract and retain competent and experienced persons to serve as directors and officers of the Company, that this situation is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of adequate protection in the future.

      D. As a supplement to and in the furtherance of the Company's Articles of Incorporation, as amended (the "ARTICLES"), and Bylaws, as amended (the "BYLAWS"), it is reasonable, prudent, desirable and necessary for the Company contractually to obligate itself to indemnify, and to pay in advance expenses on behalf of, officers and directors to the fullest extent permitted by law so that they will serve or continue to serve the Company free from concern that they will not be so indemnified and that their expenses will not be so paid in advance;

      E. This Agreement is not a substitute for, nor does it diminish or abrogate any rights of Indemnitee under, the Articles and the Bylaws or any resolutions adopted pursuant thereto (including any contractual rights of Indemnitee that may exist).

      F. Indemnitee is a director and/or officer of the Company and his or her willingness to continue to serve in such capacity is predicated, in substantial part, upon the Company's willingness to indemnify him or her to the fullest extent permitted by the laws of the State of Texas and upon the other undertakings set forth in this Agreement.

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                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and covenants contained herein, the Company and Indemnitee hereby agree as follows:

                                   ARTICLE 1
                               CERTAIN DEFINITIONS

      Capitalized terms used but not otherwise defined in this Agreement have the meanings set forth below:

      "CHANGE OF CONTROL" means the occurrence of any of the following events:

      (a) The acquisition after the date of this Agreement by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either the then-outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that none of the following acquisitions will constitute a Change of Control:

            (i) Any acquisition directly from the Company or any Controlled Affiliate of the Company;

            (ii) Any acquisition by the Company or any Controlled Affiliate of the Company;

            (iii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Controlled Affiliate of the Company;

            (iv) Any acquisition that is approved by at least a majority of the Incumbent Directors;

            (v) Any acquisition by Dr. Frederick H. Hausheer, or any entity or person that may be an affiliate of Dr. Hausheer or his heirs or any trust or foundation to which he has transferred or may transfer any Outstanding Company Common Stock or Outstanding Company Voting Securities; or

            (vi) Any acquisition by Dr. James R. Leininger, or any entity or person that may be an affiliate of Dr. Leininger or his heirs or any trust or foundation to which he has transferred or may transfer any Outstanding Company Common Stock or Outstanding Company Voting Securities; or

            (vii) Any acquisition by any entity or its security holders pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) of this definition.

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      (b) Individuals who, as of the date of this Agreement, constitute the
Board of Directors (the "INCUMBENT DIRECTORS") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a director of the Company subsequent to the date of this Agreement and whose election or appointment by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the then Incumbent Directors will be considered as an Incumbent Director, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Company;

      (c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "BUSINESS COMBINATION") unless, in each case, following such Business Combination (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation that, as a result of such Business Combination, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no person or entity (excluding (A) any entity resulting from such Business Combination or (B) any employee benefit plan (or related trust) of the Company or corporation resulting from such Business Combination) beneficially owns, directly or indirectly 15% or more of either the then- outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to such Business Combination, and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

      (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      "CORPORATE STATUS" means the status of a person who is or was a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of the Company or of any other Enterprise which such person is or was serving at the request of the Company. In addition to any service at the actual request of the Company, Indemnitee will be deemed, for purposes of this Agreement, to be serving or to have served at the request of the Company as a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another Enterprise if Indemnitee is or was serving as a director, officer, employee, partner, member, manager,

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fiduciary, trustee or agent of such Enterprise and (i) such Enterprise is or at the time of such service was a Controlled Affiliate, (ii) such Enterprise is or at the time of such service was an employee benefit plan (or related trust) sponsored or maintained by the Company or a Controlled Affiliate or (ii) the Company or a Controlled Affiliate directly or indirectly caused Indemnitee to be nominated, elected, appointed, designated, employed, engaged or selected to serve in such capacity.

      "CONTROLLED AFFILIATE" means any corporation, limited liability company, partnership, joint venture, trust or other Enterprise, whether or not for profit, that is directly or indirectly controlled by the Company. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of an Enterprise, whether through the ownership of voting securities, through other voting rights, by contract or otherwise; provided, however, that direct or indirect beneficial ownership of capital stock or other interests in an Enterprise entitling the holder to cast 30% or more of the total number of votes generally entitled to be cast in the election of directors (or persons performing comparable functions) of such Enterprise will be deemed to constitute "control" for purposes of this definition.

      "DISINTERESTED DIRECTOR" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

      "ENTERPRISE" means the Company and any other corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other entity or other enterprise of which Indemnitee is or was serving at the request of the Company in a Corporate Status.

      "EXPENSES" means all attorney's fees, disbursements and retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, fax transmission charges, secretarial services, delivery service fees and all other disbursements or expenses paid or incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, or in connection with seeking indemnification under this Agreement. Expenses will also include Expenses paid or incurred in connection with any appeal resulting from any Proceeding, including the premium, security for and other costs relating to any appeal bond or its equivalent. Expenses, however, will not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

      "INDEPENDENT COUNSEL" means an attorney or firm of attorneys that is experienced in matters of corporation law and neither currently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement and/or the indemnification provisions of the Articles or Bylaws, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" does not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

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      "LOSSES" means any loss, liability, judgments, damages, amounts paid in settlement, fines (including excise taxes and penalties assessed with respect to employee benefit plans), penalties (whether civil, criminal or otherwise) and all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing.

      "PROCEEDING" means any threatened, pending or completed action, suit, claim, demand, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, including any and all appeals, whether brought by or in the right of the Company or otherwise, whether civil, criminal, administrative or investigative, whether formal or informal, and in each case whether or not commenced prior to the date of this Agreement, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of or relating to Indemnitee's Corporate Status and by reason of or relating to either (i) any action or alleged action taken by Indemnitee (or failure or alleged failure to act) or of any action or alleged action (or failure or alleged failure to act) on Indemnitee's part, while acting in his or her Corporate Status or (ii) the fact that Indemnitee is or was serving at the request of the Company as director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another Enterprise, in each case whether or not serving in such capacity at the time any Loss or Expense is paid or incurred for which indemnification or advancement of Expenses can be provided under this Agreement, except one initiated by Indemnitee to enforce his or her rights under this Agreement. For purposes of this definition, the term "threatened" will be deemed to include Indemnitee's good faith belief that a claim or other assertion may lead to institution of a Proceeding.

      References to "SERVING AT THE REQUEST OF THE COMPANY" include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan will be deemed to have acted in a manner "NOT OPPOSED TO THE BEST INTERESTS OF THE COMPANY" as referred to under applicable law or in this Agreement.

                                   ARTICLE 2
                             SERVICES TO THE COMPANY

      2.1 SERVICES TO THE COMPANY. Indemnitee agrees to continue to serve as a [director][officer] of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company will have no obligation under this Agreement to continue Indemnitee in such position. This Agreement will not be construed as giving Indemnitee any right to be retained in the employ of the Company (or any other Enterprise).

                                   ARTICLE 3
                                 INDEMNIFICATION

      3.1 COMPANY INDEMNIFICATION. Except as otherwise provided in this Article 3, if Indemnitee was, is or becomes a party to, or was or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding, the Company will indemnify and hold harmless

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Indemnitee to the fullest extent permitted by the Articles, Bylaws and applicable law, as the same exists or may hereafter be amended, interpreted or replaced (but in the case of any such amendment, interpretation or replacement, only to the extent that such amendment, interpretation or replacement permits the Company to provide broader indemnification rights than were permitted prior thereto), against any and all Expenses and Losses, and any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, that are actually and reasonably paid or incurred by Indemnitee in connection with such Proceeding. For purposes of this Agreement, the meaning of the phrase "TO THE FULLEST EXTENT PERMITTED BY LAW" will include to the fullest extent permitted by Article 2.02-1 of the Texas Business Corporation Act ("TBCA") or any section that replaces or succeeds
Article 2.02-1 of the TBCA with respect to such matters. THE INDEMNIFICATION PROVIDED TO INDEMNITEE IN THIS AGREEMENT WILL BE PROVIDED WHETHER OR NOT THE NEGLIGENCE OR GROSS NEGLIGENCE OF INDEMNITEE IS ALLEGED OR PROVEN.

      3.2 MANDATORY INDEMNIFICATION IF INDEMNITEE IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement (other than Section 6.9), to the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or any part thereof, the Company will indemnify Indemnitee against all Expenses that are paid or incurred by Indemnitee in connection therewith. If Indemnitee is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but fewer than all claims, issues or matters in such Proceeding, the Company will indemnify and hold harmless Indemnitee against all Expenses paid or incurred by Indemnitee in connection with each successfully resolved claim, issue or matter on which Indemnitee was successful. For purposes of this Section 3.2, the termination of any Proceeding, or any claim, issue or matter in such Proceeding, by dismissal with or without prejudice will be deemed to be a successful result as to such Proceeding, claim, issue or matter.

      3.3 INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, the Company will indemnify Indemnitee against all Expenses paid or incurred by Indemnitee on his or her behalf in connection therewith.

      3.4 EXCLUSIONS. Notwithstanding any other provision of this Agreement, the Company will not be obligated under this Agreement to provide indemnification in connection with the following:

            (a) Any Proceeding (or part of any Proceeding) initiated or brought voluntarily by Indemnitee against the Company or its directors, officers, employees or other indemnities, unless the Board of Directors has authorized or consented to the initiation of the Proceeding (or such part of any Proceeding); provided, however, that nothing in this Section 3.4(a) shall limit the right of Indemnitee to be indemnified under Section 8.4.

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            (b) For an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or any similar successor statute.

                                   ARTICLE 4
                             ADVANCEMENT OF EXPENSES

      4.1 EXPENSE ADVANCES. Except as set forth in Section 4.2, the Company will, if requested by Indemnitee, advance, to the fullest extent permitted by law, to Indemnitee (hereinafter an "EXPENSE ADVANCE") any and all Expenses paid or incurred by Indemnitee in connection with any Proceeding (whether prior to or after its final disposition). Indemnitee's right to each Expense Advance will not be subject to the satisfaction of any standard of conduct and will be made without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement, or under provisions of the Articles or Bylaws or otherwise. Each Expense Advance will be unsecured and interest free and will be made by the Company without regard to Indemnitee's ability to repay the Expense Advance; provided, however, that, if applicable law requires, an Expense Advance will be made only upon delivery to the Company of an undertaking (hereinafter an "UNDERTAKING"), by or on behalf of Indemnitee, to repay such Expense Advance if it is ultimately determined, by final decision by a court or arbitrator, as applicable, from which there is no further right to appeal, that Indemnitee is not entitled to be indemnified for such Expenses under the Articles, Bylaws, the TBCA, this Agreement or otherwise. An Expense eligible for an Expense Advance will include any and all reasonable Expenses incurred pursuing an action to enforce the right of advancement provided for in this
Article 4, including Expenses incurred preparing and forwarding statements to the Company to support the Expense Advances claimed.

      4.2 EXCLUSIONS. Indemnitee will not be entitled to any Expense Advance in connection with any of the matters for which indemnity is excluded pursuant to
Section 3.4.

      4.3 TIMING. An Expense Advance pursuant to Section 4.1 will be made within ten days after the receipt by the Company of a written statement or statements from Indemnitee requesting such Expense Advance (which statement or statements will include, if requested by the Company, reasonable detail underlying the Expenses for which the Expense Advance is requested), whether such request is made prior to or after final disposition of such Proceeding. Such request must be accompanied by or preceded by the Undertaking, if then required by the TBCA or any other applicable law.

                                   ARTICLE 5
                  CONTRIBUTION IN THE EVENT OF JOINT LIABILITY

      5.1 CONTRIBUTION BY COMPANY. To the fullest extent permitted by law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, will contribute to the amount of Expenses and Losses incurred or paid by Indemnitee in connection with any Proceeding in proportion to the relative benefits received by the Company and all officers, directors and employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, from
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the transaction from which such Proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors and employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such Expenses and Losses, as well as any other equitable considerations which applicable law may require to be considered. The relative fault of the Company and all officers, directors and employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such Proceeding), on the one hand, and Indemnitee, on the other hand, will be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct was active or passive.

      5.2 INDEMNIFICATION FOR CONTRIBUTION CLAIMS BY OTHERS. To the fullest extent permitted by law, the Company will fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by other officers, directors or employees of the Company who may be jointly liable with Indemnitee for any Loss or Expense arising from a Proceeding.

                                   ARTICLE 6
                       PROCEDURES AND PRESUMPTIONS FOR THE
                 DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION

      6.1 NOTIFICATION OF CLAIMS; REQUEST FOR INDEMNIFICATION. Indemnitee agrees to notify promptly the Company in writing of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement; provided, however, that a delay in giving such notice will not deprive Indemnitee of any right to be indemnified under this Agreement unless, and then only to the extent that, the Company did not otherwise learn of the Proceeding and such delay is materially prejudicial to the Company's ability to defend such Proceeding; and, provided, further, that notice will be deemed to have been given without any action on the part of Indemnitee in the event the Company is a party to the same Proceeding. The omission to notify the Company will not relieve the Company from any liability for indemnification which it may have to Indemnitee otherwise than under this Agreement. Indemnitee may deliver to the Company a written request to have the Company indemnify and hold harmless Indemnitee in accordance with this Agreement. Subject to Section 6.9, such request may be delivered from time to time and at such time(s) as Indemnitee deems appropriate in his or her sole discretion. Following such a written request for indemnification, Indemnitee's entitlement to indemnification shall be determined according to Section 6.2. The Secretary of the Company will, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification. The Company will be entitled to participate in any Proceeding at its own expense.

      6.2 DETERMINATION OF RIGHT TO INDEMNIFICATION. The Corporation may provide indemnification or contribution to Indemnitee under this Agreement without making the determination described in this Section 6.2, unless such a determination is required by applicable law. Upon written request by Indemnitee for indemnification pursuant to Section 6.1 hereof or

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contribution or indemnification pursuant to Article 5 hereof with respect to any
Proceeding, a determination with respect to Indemnitee's entitlement thereto will be made by one of the following, at the election of Indemnitee as: (1) so long as there are Disinterested Directors with respect to such Proceeding, a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (2) so long as there are Disinterested Directors with respect to such Proceeding, a committee of such Disinterested Directors designated by a majority vote of such Disinterested Directors, even though less than a quorum of the Board of Directors or (3) Independent Counsel in a written opinion delivered to the Board of Directors, a copy of which will also be delivered to Indemnitee. The election by Indemnitee to use a particular person, persons or entity to make such determination is to be included in the written request for indemnification submitted by Indemnitee (and if no election is made in the request it will be assumed that Indemnitee has elected the Independent Counsel to make such determination). The person, persons or entity chosen to make a determination under this Agreement of the Indemnitee's entitlement to indemnification and/or contribution will act reasonably and in good faith in making such determination. Notwithstanding anything herein to the contrary, the rights of indemnification and to receive Expense Advances and contribution as provided by this Agreement will be deemed severable and the unavailability of such rights or ineligibility of another party to receive indemnification, Expense Advances or contribution pursuant to any separate agreement will not affect the availability of such rights or the Indemnitee's eligibility to receive indemnification, Expense Advances or contribution as provided by this Agreement.

      6.3 SELECTION OF INDEPENDENT COUNSEL. If the determination of entitlement to indemnification pursuant to Section 6.2 or contribution or indemnification pursuant to Article 5 will be made by an Independent Counsel, the Independent Counsel will be selected as provided in this Section 6.3. The Independent Counsel will be selected by Indemnitee (unless Indemnitee requests that such selection be made by the Board of Directors, in which event the immediately following sentence will apply) and Indemnitee will give written notice to the Company advising it of the identity of the Independent Counsel so selected If the Independent Counsel is selected by the Board of Directors, the Company will give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten days after such written notice of selection is given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in this Agreement, and the objection will set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 30 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6.1, no Independent Counsel is selected, or an Independent Counsel for which an objection thereto has been properly made remains unresolved, either the Company or Indemnitee may petition an appropriate court of the State of Texas or any other court of competent jurisdiction for resolution of any objection which has been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court may designate, and the person with respect to whom all objections are so resolved or the person so appointed will act as Independent Counsel under

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Section 6.2. The Company will pay any and all fees and expenses incurred by such
Independent Counsel in connection with acting pursuant to Section 6.2 hereof, and the Company will pay all fees and expenses incident to the procedures of this Section 6.3, regardless of the manner in which such Independent Counsel was selected or appointed.

      6.4 BURDEN OF PROOF. In making a determination with respect to entitlement to indemnification or contribution hereunder, the person, persons or entity making such determination will presume that Indemnitee is entitled to indemnification or contribution under this Agreement. Anyone seeking to overcome this presumption will have the burden of proof and the burden of persuasion, by clear and convincing evidence. In making a determination with respect to entitlement to indemnification or contribution hereunder which under this Agreement, the Articles, Bylaws or applicable law requires a determination of Indemnitee's good faith and/or whether Indemnitee acted in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, the person, persons or entity making such determination will presume that Indemnitee has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption will have the burden of proof and the burden of persuasion, by clear and convincing evidence. Indemnitee will be deemed to have acted in good faith if Indemnitee's action with respect to a particular Enterprise is based on the records or books of account of such Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of such Enterprise in the course of their duties, or on the advice of legal counsel for such Enterprise or on information or records given or reports made to such Enterprise by an independent certified public accountant or by an appraiser or other expert selected by such Enterprise; provided, however this sentence will not be deemed to limit in any way the other circumstances in which Indemnitee may be deemed to have met such standard of conduct. In addition, the knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of such Enterprise will not be imputed to Indemnitee for purposes of determining the right to indemnification or contribution under this Agreement.

      6.5 NO PRESUMPTION IN ABSENCE OF A DETERMINATION OR AS RESULT OF AN ADVERSE DETERMINATION; PRESUMPTION REGARDING SUCCESS. Neither the failure of any person, persons or entity chosen to make a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief to make such determination, nor an actual determination by such person, persons or entity that Indemnitee has not met such standard of conduct or did not have such belief, prior to or after the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, will be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In addition, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, will not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In the event that any Proceeding to which Indemnitee is a party is resolved in any manner other than by final adverse judgment (as to which all rights of appeal therefrom have been exhausted or lapsed) against Indemnitee (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it will be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding.

Anyone seeking to overcome this presumption will have the burden of proof and the burden of persuasion, by clear and convincing evidence.

      6.6 TIMING OF DETERMINATION. The Company will use its reasonable best efforts to cause any determination required to be made pursuant to Section 6.2 to be made as promptly as practicable after Indemnitee has submitted a written request for indemnification pursuant to Section 6.1 or contribution or indemnification pursuant to Article 5. If the person, persons or entity chosen to make a determination does not make such determination within 30 days after the later of the date (a) the Company receives Indemnitee's request for indemnification pursuant to Section 6.1 or contribution or indemnification pursuant to Article 5 and (b) on which an Independent Counsel is selected pursuant to Section 6.3, if applicable (and all objections to such person, if any, have been resolved), the requisite determination of entitlement to indemnification or contribution will be deemed to have been made and Indemnitee will be entitled to such indemnification or contribution, so long as (i) Indemnitee has fulfilled his or her obligations pursuant to Section 6.8 and (ii) such indemnification is not prohibited under applicable law; provided, however, that such 30 day period may be extended for a reasonable time, not to exceed an additional 15 days, if the person, persons or entity making the determination with respect to entitlement to indemnification or contribution in good faith requires such additional time for the obtaining of or evaluating of documentation and/or information relating thereto.

      6.7 TIMING OF PAYMENTS. All payments of Expenses, including any Expense Advance, and other amounts by the Company to the Indemnitee pursuant to this Agreement will be made as soon as practicable after a written request or demand therefor by Indemnitee is presented to the Company, but in no event later than fifteen (15) days after (i) such demand is presented or (ii) such later date as a determination of entitlement to indemnification or contribution is made in accordance with Section 6.6, if applicable; provided, however, that an Expense Advance will be made within the time provided in Section 4.3 hereof.

      6.8 COOPERATION. Indemnitee will cooperate with the person, persons or entity making a determination with respect to Indemnitee's entitlement to indemnification or contribution, including providing to such person, persons or entity, upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Expenses incurred by Indemnitee in so cooperating with the person, persons or entity making such determination will be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification or contribution) and the Company will indemnify Indemnitee therefor and will hold Indemnitee harmless therefrom.

      6.9 TIME FOR SUBMISSION OF REQUEST. Indemnitee will be required to submit any request for Indemnification pursuant to this Article 6 or contribution or indemnification pursuant to Article 5 within a reasonable time, not to exceed two years, after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere (or its equivalent) or other full or partial final determination or disposition of the Proceeding (with the latest date of the occurrence of any such event to be considered the commencement of the two year period).

                                   ARTICLE 7
                               LIABILITY INSURANCE

      7.1 COMPANY INSURANCE. Subject to Section 7.3, the Company will obtain and maintain a policy or policies of insurance with one or more reputable insurance companies providing Indemnitee with coverage in such amount as will be determined by the Board of Directors for Losses and Expenses paid or incurred by Indemnitee as a result of acts or omissions of Indemnitee in his or her Corporate Status, and to ensure the Company's performance of its indemnification obligations under this Agreement; provided, however, in all policies of director and officer liability insurance obtained by the Company, Indemnitee will be named as an insured party in such manner as to provide Indemnitee with the same rights and benefits as are afforded to the most favorably insured directors or officers, as applicable, of the Company under such policies. Any reductions to the amount of director and officer liability insurance coverage maintained by the Company as of the date hereof will be subject to the approval of the Board of Directors.

      7.2 NOTICE TO INSURERS. If, at the time of receipt by the Company of a notice from any source of a Proceeding as to which Indemnitee is a party or participant, the Company will give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies, and the Company will provide Indemnitee with a copy of such notice and copies of all subsequent correspondence between the Company and such insurers related thereto. The Company will thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

      7.3 INSURANCE NOT REQUIRED. Notwithstanding Section 7.1, the Company will have no obligation to obtain or maintain the insurance contemplated by Section
7.1 if the Board of Directors determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionately high compared to the amount of coverage provided, or if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit. The Company will promptly notify Indemnitee of any such determination not to provide insurance coverage.

                                   ARTICLE 8
                             REMEDIES OF INDEMNITEE

      8.1 ACTION BY INDEMNITEE. In the event that (i) a determination is made pursuant to Article 6 of this Agreement that Indemnitee is not entitled to indemnification or contribution under this Agreement, (ii) an Expense Advance is not timely made pursuant to Section 4.3 of this Agreement, (iii) no determination of entitlement to indemnification or contribution is made within the applicable time periods specified in Section 6.6 or (iv) payment of indemnified amounts or amounts in contribution is not made within the applicable time periods specified in Section 6.7, Indemnitee will be entitled to an adjudication in an appropriate court of the State of Texas, or in any other court of competent jurisdiction, of his or her entitlement to such indemnification, payment of an Expense Advance or contribution. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The provisions of Texas law (without regard to its conflict of laws rules) will apply to any such arbitration. The Company will not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

      8.2 DE NOVO REVIEW IF PRIOR ADVERSE DETERMINATION. In the event that a determination is made pursuant to Article 6 that Indemnitee is not entitled to indemnification or contribution, any judicial proceeding or arbitration commenced pursuant to this Article 8 will be conducted in all respects as a de novo trial or arbitration, as applicable, on the merits and Indemnitee will not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Article 8, Indemnitee will be presumed to be entitled to indemnification and/or contribution under this Agreement, the Company will have the burden of proving Indemnitee is not entitled to indemnification or contribution and the Company may not refer to or introduce evidence of any determination pursuant to Article 6 adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Article 8, Indemnitee will not be required to reimburse the Company for any Expense Advance made pursuant to Article 4 until a final determination is made with respect to Indemnitee's entitlement to indemnification and/or contribution (as to which all rights of appeal have been exhausted or lapsed).

      8.3 COMPANY BOUND BY FAVORABLE DETERMINATION BY REVIEWING PARTY. If a determination is made that Indemnitee is entitled to indemnification pursuant to
Article 6 or contribution or indemnification pursuant to Article 5, the Company will be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Article 8, absent (i) a misstatement by Indemnitee of a material fact or an omission of a material fact necessary to make Indemnitee's statements in connection with the request for indemnification or contribution not materially misleading or (ii) a prohibition of such indemnification under law.

      8.4 COMPANY BEARS EXPENSES IF INDEMNITEE SEEKS ADJUDICATION. In the event that Indemnitee, pursuant to this Article 8, seeks a judicial adjudication or arbitration of his or her rights under, or to recover damages for breach of, this Agreement, any other agreement for indemnification, the indemnification or advancement of expenses provisions in the Articles or Bylaws, payment of Expenses in advance or contribution hereunder or to recover under any director and officer liability insurance policies maintained by the Company, the Company will, to the fullest extent permitted by law, indemnify and hold harmless Indemnitee against any and all Expenses which are paid or incurred by Indemnitee in connection with such judicial adjudication or arbitration, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, payment of Expenses in advance or contribution or insurance recovery. In addition, if requested by Indemnitee, the Company will (within ten days after receipt by the Company of the written request therefor), pay as an Expense Advance such Expenses, to the fullest extent permitted by law.

      8.5 COMPANY BOUND BY PROVISIONS OF THIS AGREEMENT. The Company will be precluded from asserting in any judicial or arbitration proceeding commenced pursuant to this Article 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and will stipulate in any such judicial or arbitration proceeding that the Company is bound by all the provisions of this Agreement.

                                   ARTICLE 9
             NON-EXCLUSIVITY, SUBROGATION; NO DUPLICATIVE PAYMENTS;
                              MORE FAVORABLE TERMS

      9.1 NON-EXCLUSIVITY. The rights of indemnification and to receive Expense Advances and contribution as provided by this Agreement will not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles, the Bylaws, any agreement, a vote of shareholders, a resolution of the directors or otherwise. To the extent Indemnitee otherwise would have any greater right to indemnification or payment of any advancement of Expenses or contribution under any other provisions under applicable law, the Articles, Bylaws, any agreement, vote of shareholders, a resolution of directors or otherwise, Indemnitee will be entitled under this Agreement to such greater right. No amendment, alteration or repeal of this Agreement or of any provision hereof limits or restricts any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment, alteration or repeal. To the extent that a change in the TBCA, whether by statute or judicial decision, permits greater indemnification, advancement of expenses or contribution than would be afforded currently under the Articles, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy will be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other right or remedy.

      9.2 SUBROGATION. In the event of any payment by the Company under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect thereto and Indemnitee will execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights (it being understood that all of Indemnitee's reasonable Expenses related thereto will be borne by the Company).

      9.3 NO DUPLICATIVE PAYMENTS. The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or any Expense for which advancement is provided) hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee in respect of Proceedings relating to Indemnitee's service at the request of the Company as a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of any other Enterprise will be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other Enterprise.

      9.4 MORE FAVORABLE TERMS. In the event the Company enters into an indemnification agreement with another officer or director, as the case may be, containing terms more favorable to the indemnitee thereof than the terms contained herein (and absent special circumstances justifying such more favorable terms), Indemnitee will be afforded the benefit of such more favorable terms and such more favorable terms will be deemed incorporated by reference herein as if set forth in full herein. As promptly as practicable following the execution thereof, the Company will (a) send a copy of the agreement containing more favorable terms to Indemnitee, and (b) prepare, execute and deliver to Indemnitee an amendment to this Agreement containing such more favorable terms.

                                   ARTICLE 10
                             DEFENSE OF PROCEEDINGS

      10.1 COMPANY ASSUMING THE DEFENSE. Subject to Section 10.3 below, in the event the Company is obligated to pay in advance the Expenses of any Proceeding pursuant to Article 4, the Company will be entitled, by written notice to Indemnitee, to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval will not be unreasonably withheld. The Company will identify the counsel it proposes to employ in connection with such defense as part of the written notice sent to Indemnitee notifying Indemnitee of the Company's election to assume such defense, and Indemnitee will be required, within ten days following Indemnitee's receipt of such notice, to inform the Company of its approval of such counsel or, if it has objections, the reasons therefor. If such objections cannot be resolved by the parties, the Company will identify alternative counsel, which counsel will also be subject to approval by Indemnitee in accordance with the procedure described in the prior sentence.

      10.2 RIGHT OF INDEMNITEE TO EMPLOY COUNSEL. Following approval of counsel by Indemnitee pursuant to Section 10.1 and retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees and expenses of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided, however, that (a) Indemnitee has the right to employ counsel in any such Proceeding at Indemnitee's expense and (b) the Company will be required to pay the fees and expenses of Indemnitee's counsel if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee reasonably concludes that there is an actual or potential conflict between the Company (or any other person or persons included in a joint defense) and Indemnitee in the conduct of such defense or representation by such counsel retained by the Company or (iii) the Company does not continue to retain the counsel approved by Indemnitee.

      10.3 COMPANY NOT ENTITLED TO ASSUME DEFENSE. Notwithstanding Section 10.1, the Company will not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or any Proceeding as to which Indemnitee has reasonably made the conclusion provided for in Section 10.2(b)(ii).

                                   ARTICLE 11
                                   SETTLEMENT

      11.1 COMPANY'S PRIOR CONSENT REQUIRED. Notwithstanding anything in this Agreement to the contrary, the Company will have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent.

      11.2 WHEN INDEMNITEE'S PRIOR CONSENT REQUIRED. The Company will not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee, any non-monetary remedy imposed on Indemnitee or a Loss for which Indemnitee is not wholly indemnified hereunder or (ii) with respect to any Proceeding with respect to which Indemnitee may be or is made a party or a participant or may be or is otherwise entitled to seek indemnification hereunder, does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release will be in form and substance reasonably satisfactory to Indemnitee. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement; provided, however, Indemnitee may withhold consent to any settlement that does not provide a full and unconditional release of Indemnitee from all liability in respect of such Proceeding.

                                   ARTICLE 12
                             ESTABLISHMENT OF TRUST

      12.1 REQUEST BY INDEMNITEE. In the event a Change of Control occurs after the date of this Agreement, the Company will be required, upon receipt of a written request from Indemnitee following initiation of a Proceeding for which Indemnitee reasonably believes that he or she may be entitled to indemnification or contribution by the Company under this Agreement, the Articles, the Bylaws or otherwise, to create a trust (the "TRUST") for the benefit of the Indemnitee. The trustee of the Trust will be selected by the Indemnitee.

      12.2 FUNDING OBLIGATIONS. Following a request from Indemnitee pursuant to
Section 12.1 to establish the Trust with respect to a particular Proceeding, the Company will, from time to time upon written request of Indemnitee, fund the Trust in an amount sufficient to satisfy any and all Expenses and Losses reasonably anticipated at the time of such request to be incurred by or on behalf of Indemnitee in connection with such Proceeding, provided, however, that the aggregate amount that the Company may be required to fund in the Trust with respect to such Proceeding will not, in any event, exceed (i) $50,000 if the Company's securities are not listed on any of a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, and the Company does not have any securities registered pursuant to Section 12 of the Exchange Act, and
(ii) $200,000 if the Company's securities are listed on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market or the Company has securities registered pursuant to Section 12 of the Exchange Act; and, provided, further, that the aggregate amount that the Company may be required to fund in all Trusts with respect to all Proceedings for which the Company may be required to indemnify Indemnitee or make contribution with respect to Indemnittee will not, in any event, exceed (i) $50,000 if the Company's securities are not listed on any of a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, and the Company does not have any securities registered pursuant to Section 12 of the Exchange Act, and (ii) $200,000 if the Company's securities are listed on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market or the Company has securities registered pursuant to Section 12 of the Exchange Act. The amount or amounts to be deposited in the Trust pursuant to the foregoing obligation will be determined by mutual agreement of Indemnitee and the Company, and if they are unable to reach such agreement, then by Independent Counsel (selected as provided in Section 6.3). The terms of the Trust will provide that (i) except upon prior written consent of Indemnitee, the Trust will not be revoked or the principal thereof invaded, (ii) the trustee will advance to Indemnitee, within fifteen (15) business days of a written request by Indemnitee, any and all Expenses (and Indemnitee hereby agrees to execute the Undertaking contemplated by Section 4.1, if required at the time any request for an Expense Advance is submitted to the trustee), (iii) the Trust will continue to be funded by the Company in accordance with the funding obligations set forth in this
Section 12.2, (iv) the trustee will promptly pay to Indemnitee any amounts to which Indemnitee is entitled to indemnification or contribution pursuant to this Agreement or otherwise and (v) all unexpended funds in the Trust will revert to the Company upon a final determination by the person, persons or entity making a determination of entitlement to indemnification or contribution pursuant to
Article 6 or a court or arbitrator presiding over an action commenced pursuant to Article 8, as the case may be, that Indemnitee has been fully indemnified (or all amounts to be contributed by the Company have been contributed) with respect to the Proceeding giving rise to the establishment of the Trust.

                                   ARTICLE 13
                              DURATION OF AGREEMENT

      13.1 DURATION OF AGREEMENT. This Agreement will continue until and terminate upon the latest of (a) the statute of limitations applicable to any claim that could be asserted against an Indemnitee with respect to which Indemnitee may be entitled to indemnification and/or an Expense Advance under this Agreement, (b) ten years after the date that Indemnitee has ceased to serve as a director or officer of the Company or as a director, officer, employee, partner, member, manager, fiduciary or agent of any other Enterprise which Indemnitee served at the request of the Company, or (c) if, at the later of the dates referred to in (a) and (b) above, there is pending a Proceeding in respect of which Indemnitee is granted rights of indemnification or the right to an Expense Advance under this Agreement or a Proceeding commenced by Indemnitee pursuant to Article 8 of this Agreement, one year after the final termination of such Proceeding, including any and all appeals.

                                   ARTICLE 14
                                  MISCELLANEOUS

      14.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof; provided, however, it is agreed that the provisions contained in this Agreement are a supplement to, and not a substitute for, any provisions regarding the same subject matter contained in the Articles, the Bylaws and any employment or similar agreement between the parties.

      14.2 ASSIGNMENT; BINDING EFFECT; THIRD PARTY BENEFICIARIES. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party; provided, however, that the Company may assign all (but not less than all) of its rights, obligations and interests hereunder to any direct or indirect successor to all or substantially all of the business or assets of the Company by purchase, merger, consolidation or otherwise and will cause such successor to be bound by and expressly assume the terms and provisions hereof. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, permitted assigns, heirs, executors and personal and legal representatives. There are no third party beneficiaries having rights under or with respect to this Agreement.

      14.3 NOTICES. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, as follows (or to such other address as any party may give in a notice given in accordance with the provisions hereof):

        IF TO THE COMPANY:

        BioNumerik Pharmaceuticals, Inc.
        8122 Datapoint Drive, Suite 1250
        San Antonio, Texas 78229
                 Attention: Chief Executive Officer
                 Facsimile: 210.614.0643

        WITH A COPY (WHICH WILL NOT CONSTITUTE NOTICE) TO:

        BioNumerik Pharmaceuticals, Inc.
        8122 Datapoint Drive, Suite 1250
        San Antonio, Texas 78229
                 Attention: Vice President, Administration & General Counsel
                 Facsimile: 210.614.9439

        IF TO INDEMNITEE:

        [Name]
        [Address]
        [City, State, Zip]
                 Facsimile:

All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery,
(ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter's confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient's time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.

      14.4 SPECIFIC PERFORMANCE; REMEDIES. Each party acknowledges and agrees that the other party would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

      14.5 SUBMISSION TO JURISDICTION. Any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement may only be brought in a district court of the State of Texas sitting in Bexar County, which will be the exclusive and only proper forum for adjudicating such Proceeding, and each party consents to the exclusive jurisdiction and venue of such court (and of the appropriate appellate courts therefrom) in any such Proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

      14.6 HEADINGS. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

      14.7 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any choice of law principles.

      14.8 AMENDMENT. This Agreement may not be amended or modified except by a writing signed by all of the parties.

      14.9 EXTENSIONS; WAIVERS. Any party may, for itself only, (i) extend the time for the performance of any of the obligations of any other party under this Agreement, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

      14.10 SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

      14.11 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, which delivery may be made by exchange of copies of the signature page by facsimile transmission. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten signature on a paper document or a facsimile transmission of a handwritten original signature will constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

      14.12 CONSTRUCTION. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant. Time is of the essence in the performance of this Agreement.

                            [Signature page follows]

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

                  [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        BIONUMERIK PHARMACEUTICALS, INC.

                                        By:_____________________________________
                                           Name:  Frederick H. Hausheer, M.D.
                                           Title: Chief Executive Officer

                                        INDEMNITEE

                                        ___________________________________
                                        Signature

                                        ___________________________________
                                        Print Name

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